EX 10.1

EXECUTION VERSION

CONSENT NO. 2 AND AMENDMENT NO. 4 TO FINANCING AGREEMENT

This CONSENT NO. 2 AND AMENDMENT NO. 4 TO FINANCING AGREEMENT (this “Agreement”) dated as of February 29, 2024 (the “Consent No. 2 Effective Date”), is made by and among BEACHBODY, LLC, a Delaware limited liability company (the “Borrower”), the lenders party hereto (each a “Lender” and collectively, the “Lenders”), BLUE TORCH FINANCE, LLC, a Delaware limited liability company (“Blue Torch”), as collateral agent for the Lenders (in such capacity, together with its permitted successors and assigns in such capacity, the “Collateral Agent”) and Blue Torch, as administrative agent for the Lenders (in such capacity, together with its permitted successors and assigns in such capacity, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”).

WHEREAS, the Borrower, the Parent, the other Guarantors and the Lenders party thereto from time to time, the Administrative Agent and the Collateral Agent are party to that certain Financing Agreement, dated as of August 8, 2022 (as amended by that certain Amendment No. 1 to Financing Agreement, dated as of October 4, 2022, that certain Amendment No. 2 to Financing Agreement, dated as of July 24, 2023, and that certain Consent No. 1 and Amendment No. 3 to Financing Agreement, dated as of January 9, 2024, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Financing Agreement”);

WHEREAS, the Borrower desires to make a Disposition of that certain Facility having an address at 7653 Burnet Ave., Van Nuys, CA 91405 (the “Specified Disposition”) and have requested that the Required Lenders consent to such Specified Disposition for cash, and such Required Lenders are willing to do so on the terms and subject to the terms and conditions of this Agreement; and

WHEREAS, in connection with the Specified Disposition, the Borrower desires to enter into a Sale and Leaseback Transaction with respect to such Facility (the “Specified Sale and Leaseback Transaction”) and has requested that the Required Lenders consent to such Specified Sale and Leaseback Transaction, and such Required Lenders are willing to do so on the terms and subject to the terms and conditions of this Agreement.

NOW THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Definitions. Except as otherwise defined in this Agreement, terms defined in the Financing Agreement, after giving effect to this Agreement, are used herein as defined therein. This Agreement shall constitute a Loan Document for all purposes of the Financing Agreement and the other Loan Documents.

Section 2. Consent. Subject to the satisfaction of the conditions precedent specified in Section 5 below, effective as of the Consent No. 2 Effective Date, notwithstanding anything to the contrary in Section 7.02(c)(ii) or Section 7.02(f) of the Financing Agreement, the Required Lenders hereby consent to the Specified Disposition and the Specified Sale and Leaseback Transaction (the foregoing consents, collectively, “Specified Consent”). This Agreement is limited in nature and nothing contained herein is intended or shall be deemed or construed (i) to constitute a consent or waiver of the limitations on any future Dispositions otherwise prohibited under the Financing Agreement or any other Loan Document or compliance with any term or provision of any Loan Document (other than pursuant to the Specified

Consent) or applicable law or (ii) to establish a custom or course of dealing between the Loan Parties, on the one hand, and the Agent and/or any Lender, on the other hand.

EX 10.1

Section 3. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 5 below, effective as of the Consent No. 2 Effective Date:

(a)
Section 1.01 of the Financing Agreement is hereby amended by adding the following definitions in proper alphabetical order:

““Consent No. 2” means that certain Consent No. 2 and Amendment No. 4 to Financing Agreement, dated as of February 29, 2024, by and among the Borrower, the Collateral Agent, the Administrative Agent and the Lenders party thereto.”

““Consent No. 2 Effective Date” means the Consent No. 2 Effective Date, as such term is defined in Consent No. 2.”

(b)
Section 7.03(b) of the Financing Agreement is hereby amended and restated in its entirety as follows:

“(b) Liquidity. Permit Liquidity to be less than (i) at any time from the period commencing on the Effective Date through and including December 31, 2022, $10,000,000, (ii) at any time from the period commencing January 1, 2023 through the Second Amendment Effective Date, $12,500,000, (iii) at any time from the period commencing on the Second Amendment Effective Date through the Consent Effective Date, $20,000,000, (iv) at any time from the period commencing on the Consent Effective Date through the Consent No. 2 Effective Date, $19,000,000, (v) at any time from the period commencing on the Consent No. 2 Effective Date through and including March 31, 2024, $17,000,000 and (vi) at any time from the period commencing April 1, 2024 through and including the Final Maturity Date, $22,000,000.”

Section 4. Representations and Warranties. The Borrower represents and warrants to each Agent and the Lenders that, as of the date of this Agreement, after giving effect to the terms of this Agreement:

(a)
the representations and warranties contained in Article VI of the Financing
Agreement and in each other Loan Document, certificate or other writing delivered to any Secured Party pursuant thereto on or prior to the Consent No. 2 Effective Date are true and correct in all material respects (except for representations and warranties that are already qualified by materiality, which representations and warranties are true and correct in all respects) on and as of the Consent No. 2 Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty is true and correct in all material respects (except for representations and warranties that are already qualified by materiality, which representations and warranties are true and correct in all respects) on and as of such earlier date);
(b)
no Default or Event of Default has occurred and is continuing on the Consent No.
2 Effective Date or would result from this Agreement becoming effective in accordance with its terms; and
(c)
the total consideration of the Specified Disposition does not exceed $6,210,000.00.

Section 5. Conditions Precedent. The consent set forth in Section 2 hereof and the amendments set forth in Section 3 hereof shall become effective upon satisfaction of the following conditions:

(a)
Execution. The Agents (or their counsel) shall have received from the Borrower and each Lender party to the Financing Agreement constituting Required Lenders either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Agents (which may include telecopy or electronic transmission (e.g., “pdf”) of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement; and
(b)
Consent No. 2 Effective Date Certificate. The Borrower shall have delivered to the
Administrative Agent a certificate signed by an Authorized Officer of the Borrower certifying as to the

EX 10.1

matters specified in Sections 4(a) and (b).

3

Section 6. No Novation or Mutual Departure. The Borrower expressly acknowledges and agrees that there has not been, and this Agreement does not constitute or establish, a novation with respect to the Financing Agreement or any other Loan Document, or a mutual departure from the strict terms, provisions, and conditions thereof, other than as specified herein. Except as otherwise expressed herein, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of Administrative Agent, the Collateral Agent and the Lenders under the Financing Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Financing Agreement or any of the other Loan Documents. Except as set forth herein, the Financing Agreement and all other Loan Documents shall remain unchanged and in full force and effect and the Borrower hereby ratifies and confirms its obligations thereunder as of the date hereof. This Agreement shall not constitute a course of dealing between the Loan Parties, on the one hand, and the Administrative Agent, the Collateral Agent and the Lenders, on the other hand, at variance with the Financing Agreement or any other Loan Document such as to require further notice by the Administrative Agent, the Collateral Agent and the Lenders to any Loan Party to require strict compliance with the terms of the Financing Agreement and the other Loan Documents in the future, except as expressly set forth herein.

Section 7. Confirmation. The Borrower (a) confirms its obligations under the Loan

Documents as of the date hereof, (b) confirms that its obligations under the Financing Agreement as modified and expanded hereby are entitled to the benefits of the pledges set forth in the Loan Documents,

(c)
confirms that its obligations under the Financing Agreement as modified and expanded hereby constitute Obligations and (d) agrees that the Financing Agreement as modified hereby is the Financing Agreement under and for all purposes of the Loan Documents. Each party, by its execution of this Agreement, hereby confirms that the Obligations shall remain in full force and effect as of the date hereof, and such Obligations shall continue to be entitled to the benefits of the grant set forth in the Collateral Documents.

Section 8. Prepayment. Not later than two (2) Business Days following the receipt of the total consideration of the Specified Disposition, the Borrower shall have, pursuant to Section 2.05(b)(i) of the Financing Agreement, voluntarily prepaid to the Administrative Agent, for the ratable account of each Lender, the Initial Term Loans in an aggregate principal amount equal to 100% of the Net Cash Proceeds received from the Specified Disposition (the “Consent Prepayment Amount”), together with (A) payment in cash of all accrued interest (other than the Term Loan PIK Amount, which shall be capitalized in accordance with Section 2.04(a) of the Financing Agreement) to the date of such payment on the aggregate principal amount of Initial Term Loans so prepaid (i.e., $118,510.40, plus $1,911.46 for each day on or after the Consent No. 2 Effective Date that the Consent Prepayment Amount has not been delivered to the Administrative Agent as of 5:00 p.m. (New York City time) on such day) and (B) the Prepayment Premium in an amount equal to three percent (3.0%) of such aggregate principal amount of Initial Term Loans so prepaid (i.e., $165,174.56) (for illustrative purposes, the sum of the Consent Prepayment Amount plus the amounts set forth in clauses (A) and (B) above payable two (2) days following the Consent No. 2 Effective Date shall be $287,507.88 (the “Total Consent Consideration”); it being understood and agreed that, (i) notwithstanding anything set forth in the Financing Agreement to the contrary (including Section 2.05(b)(i) thereof), the Consent Prepayment Amount shall be applied to reduce the payment of Initial Term Loans required to be repaid on the Final Maturity Date pursuant to Section 2.03 of the Financing Agreement and shall not be applied to reduce the amount of any scheduled installment of principal and (ii) immediately after giving effect to the Consent Prepayment Amount, the outstanding principal amount of the Initial Term Loans is $28,591,092.74). For the avoidance of doubt, any failure to pay the Total Consent Consideration shall constitute an Event of Default under Section 9.01(a) of the Financing Agreement.

Section 9. Miscellaneous.

EX 10.1

(a)
This Agreement shall be limited as written and nothing herein shall be deemed to constitute an amendment or waiver of any other term, provision or condition of any of the Loan Documents in any other instance than as expressly set forth herein or prejudice any right or remedy that any Lender or any Agent may now have or may in the future have under any of the Loan Documents. Except as herein provided, the Financing Agreement shall remain unchanged and in full force and effect. This Agreement, the Financing Agreement, the Security Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of a counterpart by electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The provisions of Section 12.08 of the Financing Agreement are hereby incorporated herein, mutatis mutandis.
(b)
THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.
(c)
Each of the undersigned Lenders, by its execution hereof, authorizes and directs the Administrative Agent and the Collateral Agent to execute and deliver this Agreement upon the satisfaction of the conditions precedent described above (which shall be conclusively evidenced by such Lender’s execution hereof).

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

BORROWER:

BEACHBODY, LLC By: /s/ Marc Suidan

Name: Marc Suidan

Title: Officer

EX 10.1

COLLATERAL AGENT AND ADMINISTRATIVE

AGENT:

BLUE TORCH FINANCE, LLC

By: /s/ Kevin Genda

Name: Kevin Genda

Title: CEO

EX 10.1

LENDERS:

BTC HOLDINGS FUND II LLC

By: Blue Torch Credit Opportunities Fund II LP,

its sole member

By: Blue Torch Credit Opportunities GP II LLC,
its general partner

By: KPG BTC Management LLC, its sole member

/s/ Kevin Genda

Name: Kevin Genda

Title: Managing Member

BTC OFFSHORE HOLDINGS FUND II-B LLC

By: Blue Torch Offshore Credit Opportunities

Master Fund II LP, its sole member

By: Blue Torch Offshore Credit Opportunities GP
II LLC, its general partner

By: KPG BTC Management LLC, its sole member

/s/ Kevin Genda

Name: Kevin Genda

Title: Managing Member

BTC OFFSHORE HOLDINGS FUND II-C LLC

By: Blue Torch Offshore Credit Opportunities

Master Fund II LP, its sole member

By: Blue Torch Offshore Credit Opportunities GP
II LLC, its general partner

By: KPG BTC Management LLC, its sole member

/s/ Kevin Genda

Name: Kevin Genda

Title: Managing Member

BTC HOLDINGS SBAF FUND LLC

By: Blue Torch Credit Opportunities SBAF Fund

LP, its sole member

By: Blue Torch Credit Opportunities SBAF GP
LLC, its general partner

By: KPG BTC Management LLC, its sole member

/s/ Kevin Genda

Name: Kevin Genda

Title: Managing Member

EX 10.1

BTC HOLDINGS SBAF FUND-B LLC

By: Blue Torch Credit Opportunities SBAF Fund

LP, its sole member

By: Blue Torch Credit Opportunities SBAF GP
LLC, its general partner

By: KPG BTC Management LLC, its sole member

/s/ Kevin Genda

Name: Kevin Genda

Title: Managing Member

BTC HOLDINGS KRS FUND LLC

By: Blue Torch Credit Opportunities KRS Fund

LP, its sole member

By: Blue Torch Credit Opportunities KRS GP
LLC, its general partner

By: KPG BTC Management LLC, its sole member

/s/ Kevin Genda

Name: Kevin Genda

Title: Managing Member

BLUE TORCH CREDIT OPPORTUNITIES FUND III LP

By: Blue Torch Credit Opportunities GP III LLC,
its general partner

By: KPG BTC Management LLC, its sole member

/s/ Kevin Genda

Name: Kevin Genda

Title: Managing Member

BTC OFFSHORE HOLDINGS FUND III LLC

By: Blue Torch Offshore Credit Opportunities

Master Fund III LP, its sole member

By: Blue Torch Offshore Credit Opportunities GP
III LLC, its general partner

By: KPG BTC Management LLC, its managing
member

/s/ Kevin Genda

Name: Kevin Genda

Title: Managing Member

EX 10.1

BTC HOLDINGS SC FUND LLC

By: Blue Torch Credit Opportunities SC Master

Fund LP, its sole member

By: Blue Torch Credit Opportunities SC GP LLC,
its general partner

By: KPG BTC Management LLC, its sole member

/s/ Kevin Genda

Name: Kevin Genda

Title: Managing Member

BTC HOLDINGS FUND III LLC

By: Blue Torch Credit Opportunities Fund III LP,

its Sole Member

By: Blue Torch Credit Opportunities GP III LLC,
its General Partner

By: KPG BTC Management LLC, its sole member

/s/ Kevin Genda

Name: Kevin Genda

Title: Managing Member

BLUE TORCH CREDIT OPPORTUNITIES FUND II LP

By: Blue Torch Credit Opportunities GP II LLC,

its general partner

By: KPG BTC Management LLC, its sole member

/s/ Kevin Genda

Name: Kevin Genda

Title: Managing Member